SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported) – May 1, 2006

CENTRAL EUROPEAN DISTRIBUTION CORPORATION

(Exact Name of Registrant as Specified in Charter)

DELAWARE	0-24341	54-1865271
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Two Bala Plaza, Suite 300 Bala Cynwyd, Pennsylvania	19004
(Address of Principal Executive Offices)	(Zip Code)

(610) 660-7817

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On May 3, 2006, Central European Distribution Corporation (the “Company”) issued a press release announcing its financial results for the three months ended March 31, 2006. A copy of the press release is furnished herewith as Exhibit 99.1 and incorporated herein by reference. Such information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Item 5.03 Amendments to Articles of Incorporation or Bylaws

On May 1, 2006, the stockholders of the Company approved certain amendments to the Company’s Certificate of Incorporation, effective immediately, increasing the number of authorized shares of capital stock of the Company from 41 million to 81 million and the number of authorized shares of common stock of the Company from 40 million to 80 million. A copy of the Certificate of Amendment to the Company’s Certificate of Incorporation is filed as Exhibit 99.2 hereto and is incorporated herein by reference. Also on May 1, 2006, the Board of Directors adopted certain amendments to the Company’s Bylaws (the “Amended and Restated Bylaws”), effective immediately. Various provisions of the Company’s former Bylaws were either revised or reworded to enhance the readability of the Bylaws and to reflect the changing of the name of the Nominating and Corporate Governance Committee of the Company’s Board of Directors to the Nominating Committee. A copy of the Amended and Restated Bylaws of the Company is filed as Exhibit 99.3 hereto and is incorporated herein by reference.

Item 7.01. Regulation FD Disclosure.

On May 1, 2006, David Bailey stepped down from the audit committee of the Board of Directors of the Company and was replaced by Markus Sieger. This information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

99.1	Press Release issued by Central European Distribution Corporation on May 3, 2006.

99.2	Certificate of Amendment to the Company’s Certificate of Incorporation.

99.3	Amended and Restated Bylaws of the Company.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, Central European Distribution Corporation has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CENTRAL EUROPEAN DISTRIBUTION CORPORATION

By:	/s/ Chris Biedermann
Chris Biedermann
Vice President and Chief Financial Officer

Date: May 3, 2006

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release issued by Central European Distribution Corporation on May 3, 2006.

99.2	Certificate of Amendment to the Company’s Certificate of Incorporation.

99.3	Amended and Restated Bylaws of the Company.